UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2006

EMERGENCY MEDICAL SERVICES CORPORATION
EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in their charters)

	001-32701	20-3738384
Delaware	333-127115	20-2076535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Numbers)	Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CFB Revised Version — 11-3-06

Item 2.05 Costs Associated with Exit or Disposal Activities

As previously announced, on October 31, 2006, Emergency Medical Services Corporation (“ESMC” or the “Company”) approved a restructuring plan to streamline the regional operations of the Company’s American Medical Response, Inc. subsidiary (“AMR”) for the purposes of increasing efficiencies, improving customer service and producing cost savings.  AMR’s fifteen operating divisions will be reorganized into eight divisional offices located within existing operations. In connection with the restructuring, the Company will cease operations in the Detroit-Pontiac, Michigan area effective December 31, 2006.

EMSC expects this restructuring to be substantially completed by December 31, 2007, and will result in a fourth quarter 2006 pre-tax charge of $4.0 to $5.0 million.  The expected charges are comprised of cash charges in the range of $3.5 million to $4.5 million for employee separation costs and $0.4 million to $0.6 million for lease termination costs.  EMSC estimates that this restructuring will result in initial annual savings of approximately $7.0 million in 2007.

The Company is in the process of finalizing its current personnel and facility needs and the ranges set forth above represent the Company’s current good faith estimates. Final personnel and facility decisions may result in different cash charges for employee and facility costs, as well as non-cash write-offs of leasehold improvements or other fixed assets.

* * *

The information in this report contains forward-looking statements concerning, among other things, expectations regarding expected charges, cash expenditures, estimated savings and timing of the implementation of the Company’s restructuring plan.  These statements are based upon numerous assumptions that the Company cannot control and involve risks and uncertainties that could cause actual results to differ.  These statements should be understood in light of the risk factors set forth in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company’s Form 10-K for the fiscal year ended December 31, 2005 and its subsequent quarterly reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES
CORPORATION
(Registrant)

November 3, 2006	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P.
(Registrant)

	By:	Emergency Medical Services Corporation,
its General Partner

November 3, 2006	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel